UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2017

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08. Shareholder Director Nominations

On June 22, 2017, the board of directors (the “Board”) of Real Goods Solar, Inc. (the “Company”) scheduled the Company’s 2017 annual meeting of shareholders (the “Annual Meeting”) for August 23, 2017, which date is more than 30 days from the first anniversary of the date of the Company’s 2016 annual meeting of shareholders, which was held on November 16, 2016.

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”) and the Company’s bylaws. The Company previously set June 14, 2017 as the deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Annual Meeting. Because the date of the Annual Meeting is more than 30 days from the first anniversary of the date of the 2016 annual meeting, such shareholder proposals must be received by the Company within a reasonable time before the Company begins to print and send proxy materials for the Annual Meeting. The Company has determined that no change is needed to the deadline for shareholder proposals, and that the June 14, 2017 deadline constitutes a reasonable time. In order to be considered timely, shareholder proposals to be considered for inclusion in the Company’s proxy statement and proxy card relating to the Annual Meeting, must have been received by the Company not later than June 14, 2017. Any such proposal must have also met the requirements set forth in the Company's bylaws and the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, under the terms of the Company’s bylaws, shareholders who desire to present a proposal for action or to nominate directors (other than proposals to be included in our proxy statement and proxy card pursuant to Rule 14a-8 promulgated under the Exchange Act) at the Annual Meeting must provide notice in writing. The Company previously determined that shareholders must provide notice of such proposals or nominations no earlier than August 3, 2017 and no later than August 28, 2017. Because the date of the Annual Meeting is more than 30 days from the first anniversary of the date of the 2016 annual meeting, proposals for action or to nominate directors must be received by the Company not less than 50 days, nor more than 75 days before the Annual Meeting. As a result, shareholders must provide notice in writing of any such proposal or nomination for the Annual Meeting to the Company no earlier than June 9, 2017 and no later than July 4, 2017. Any such proposal or nomination must also meet the requirements set forth in the Company’s bylaws in order to be eligible for inclusion at the Annual Meeting.

All proposals, nominations or other notices should be addressed to the Company at 110 16th Street, Suite 300, Denver, CO 80202, Attention: Corporate Secretary, Real Goods Solar, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Principal Financial Officer

Date: June 23, 2017